                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 / / Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))


                            NEW FRONTIER MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, par value $.0001 per share

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            NEW FRONTIER MEDIA, INC.
                         5435 AIRPORT BLVD., SUITE 100
                            BOULDER, COLORADO 80301
                                 (303) 786-8700

                                                                   July 23, 2001

Dear Fellow Shareholder:


     You are cordially invited to attend the Annual Meeting of Shareholders of New Frontier Media, Inc. (the "Company"), to be held at 10:00 a.m., Mountain Daylight Time, on September 11, 2001, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, CO 80021.


     At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:


          1. To elect seven Directors to the Board of Directors to hold office until the next Annual Meeting of Stockholders at which their class again stands for election if Proposals "3" and "4" are adopted, or until the next Annual Meeting of Shareholders if such Proposals are not adopted, and in either case, until their successors are duly elected and qualified;



          2. To consider and vote upon the 2001 Incentive Stock Plan;



          3. To consider and vote upon a proposal to change the state of incorporation of the Company from Colorado to Delaware;



          4. To consider and approve an amendment to the Company's Amended Articles of Incorporation to create a classified Board of Directors;



          5. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors; and



          6. To transact such other business as may properly come before the meeting or any adjournments thereof.


     The official Notice of Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

     Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Meeting. Accordingly, you are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                               Very truly yours,

                                               /s/ Mark H. Kreloff
                                               Mark H. Kreloff
                                               Chairman of the Board

                            NEW FRONTIER MEDIA, INC.
                         5435 AIRPORT BLVD., SUITE 100
                            BOULDER, COLORADO 80301
                                 (303) 786-8700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of New Frontier Media, Inc.:


     Notice is hereby given that the Annual Meeting of Shareholders of New Frontier Media, Inc. (the "Company") will be held on September 11, 2001, at 10:00 a.m., Mountain Daylight Time, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, CO 80021.



          1. To elect seven Directors to the Board of Directors to hold office until the next Annual Meeting of Stockholders at which their class again stands for election if Proposals "3" and "4" are adopted, or until the next Annual Meeting of Shareholders if such Proposals are not adopted, and in either case, until their successors are duly elected and qualified;



          2. To consider and vote upon the 2001 Incentive Stock Plan;



          3. To consider and vote upon a proposal to change the state of incorporation of the Company from Colorado to Delaware;



          4. To consider and approve an amendment to the Company's Amended Articles of Incorporation to create a classified Board of Directors;



          5. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors; and



          6. To transact such other business as may properly come before the meeting or any adjournments thereof.


     The official Notice of Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on July 20, 2001, as the record date for determination of those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you. WHETHER OR NOT YOU EXPECT TO ATTEND, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

                                            By Order of the Board of Directors

                                            /s/ Michael Weiner
                                            Michael Weiner
                                            Secretary

Boulder, Colorado
July 23, 2001

                            NEW FRONTIER MEDIA, INC.
                         5435 AIRPORT BLVD., SUITE 100
                            BOULDER, COLORADO 80301

                               ------------------
                                PROXY STATEMENT
                               ------------------

                              GENERAL INFORMATION
INFORMATION ABOUT PROXY SOLICITATION


     This Proxy Statement is furnished to the holders of the Common Stock, $.0001 par value per share ("Common Stock"), of New Frontier Media, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on September 11, 2001 at 10:00 a.m. (Mountain Daylight Time), at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, CO 80021, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. At present, the Board of Directors knows of no other business which will come before the meeting.


     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to Shareholders on or about July 23, 2001. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

REVOCABILITY AND VOTING OF PROXY


     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Shareholders may revoke their proxies at any time before being voted. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election of management's seven nominees for election as directors; FOR the approval of the Company's 2001 Incentive Stock Plan; FOR the change of the Company's state of incorporation from Colorado to Delaware; FOR amendment to the Company's Amended Articles of Incorporation to create a classified Board of Directors; and FOR ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.


RECORD DATE AND VOTING RIGHTS


     Only stockholders of record at the close of business on July 20, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof. On July 20, 2001, the Company had outstanding 21,182,734 shares of Common Stock, each of which is entitled to one vote upon matters presented at the meeting.


     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum.

     The nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock, up to the number of directors to be elected, will be elected as directors. Accordingly, abstentions or broker non-votes as to the election of directors will have no effect on the election of directors.


     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote at the meeting will be required to approve the adoption of the 2001 Incentive Stock Plan and to ratify the selection of independent public auditors. The affirmative vote of the holders of two-thirds of the shares of the Company's outstanding Common Stock will be required to approve reincorporation of the Company in the State of Delaware and to approve the amendment to the Company's Amended Articles of Incorporation to create a classified Board of Directors. In determining whether such proposals have received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.


     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's office, 5435 Airport Blvd., Suite 100, Boulder, Colorado 80301, during business hours, for a period of 10 days prior to the Annual Meeting for examination by any shareholder. Such list will also be available at the Annual Meeting.

QUORUM


     The presence, either in person or by proxy, of the holders of one-third of the Company's shares of common stock outstanding on July 20, 2001 is necessary to constitute a quorum at the Annual Meeting.


                     ACTIONS TO BE TAKEN AT ANNUAL MEETING
                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS
NOMINEES


     The Company's Board of Directors consists of seven Directors. All of the Company's Directors are standing for re-election, each to serve until the next Annual Meeting of Shareholders, or if Proposals "Three" and "Four" are adopted, until the next Annual Meeting of Shareholders at which their class stands for election, and in either case until their successors are duly elected and qualified. It is intended that the accompanying form of Proxy will be voted for the election of the nominees named in the Proxy Statement.



     The following table sets forth information concerning the nominees and the classes for which they will be elected if Proposals "Three" and "Four" are adopted:


                                                                               DIRECTOR    CLASS OF
          NAME             AGE                     POSITION                    SINCE       DIRECTOR(1)
------------------------   ---    ------------------------------------------   --------    -----------
Mark H. Kreloff.........   39     Chairman of the Board and Chief Executive      1995            I
                                  Officer
Michael Weiner..........   59     Executive Vice President, Secretary,           1995            I
                                  Treasurer and Director
Edward J. Bonn (2)(3)...   49     Director                                       1999            I
Alan L. Isaacman
(2)(3)(4)...............   58     Director                                       1999           II
Hiram J. Woo (4)........   65     Director                                       2001           II
Koung Y. Wong
(2)(3)(4)...............   48     Director                                       1995          III
Bradley Weber...........   41     Vice President of Technology, Interactive      1999          III
                                  Gallery, Inc., Director

---------------
(1) Class I Directors to be elected to serve until the 2004 Annual Meeting; Class II Directors to be elected to serve until the 2003 Annual Meeting; Class III Directors to be elected to serve until the 2002 Annual Meeting

(2) Member of Compensation Committee

(3) Member of Nasdaq Compliance Committee

(4) Member of Audit Committee

BIOGRAPHICAL INFORMATION ABOUT NOMINEES

     MARK H. KRELOFF. Mr. Kreloff has held the title Chairman and Chief Executive Officer of New Frontier Media, Inc. since the Company's inception in September, 1995. Mr. Kreloff has been actively involved in the cable television industry since 1977. Prior to founding the Company, Mr. Kreloff held the title Vice President, Mergers and Acquisitions, with Kidder Peabody & Co. and Drexel Burnham Lambert. From 1983 through 1986, Mr. Kreloff was employed by Butcher & Singer, Inc., a Philadelphia-based investment bank, in a variety of departments including the Cable Television and Broadcast Media Group. From 1977 through 1983, Mr. Kreloff held a variety of positions, including Marketing Director, in his family's cable television system based in New Jersey. Mr. Kreloff is an honors graduate of Syracuse University and holds B.S. degrees in Finance and Public Communications.

     MICHAEL WEINER. Mr. Weiner has been Executive Vice President and a director of New Frontier Media, Inc. since the Company's inception. His background includes 20 years in real estate development and syndication. Prior to founding the Company, Mr. Weiner was actively involved as a principal and director in a variety of publishing businesses, including a fine art poster company.

     EDWARD J. BONN. Mr. Bonn has been a director of the Company since October 1999 when the Company acquired IGI, ITN and CTI. Mr. Bonn served as President of New Frontier Media from August 2000 until June 2001. He is the founder and former Chief Executive Officer of ITN and CTI. Prior to that, Mr. Bonn was Chairman of the Board of Independent Entertainment Group, a California-based, publicly traded, service bureau and information provider. He was also a founder and President of ICOM Group, Inc., an audio text service bureau that specialized in automated credit card processing and fraud control procedures, and is the founder and President of Response Telemedia, Inc., a privately held company offering a variety of 800/900 information and entertainment. Mr. Bonn attended the University of Oregon from 1969-1972 with a focus in International Studies and attended business and accounting classes at UCLA from 1980-1982.

     ALAN ISAACMAN. Mr. Isaacman joined the Company as a Director in November 1999. Mr. Isaacman is a Senior Partner of Isaacman, Kaufman & Painter, Inc. Mr. Isaacman is a renowned litigation attorney based in Los Angeles representing general corporate clients, as well as clients from the media and entertainment industries. He is considered an expert on First Amendment rights and has experience in areas of copyright, antitrust, securities, right to privacy and general entertainment law. Mr. Isaacman has successfully defended clients on First Amendment cases throughout the judicial system up to and including the Supreme Court of the United States. Mr. Isaacman received his undergraduate at Penn State University and received his law degree from Harvard University Law School. He is a Fellow of the American College of Trial Lawyers and is included in the Best Lawyers in America.


     HIRAM J. WOO. Mr. Woo joined the Company as a Director in June 2001. Mr. Woo is President of Steakhouse Partners, Inc. Mr. Woo was President of Regal Financial & Development Corporation, a real estate development and planning firm for twelve years. Mr. Woo was responsible for acquisitions, feasibility analyses, financing and the overall coordination of all development and construction projects with an emphasis on residential single family homes and multiple residential units. Mr. Woo managed over $300 million of real estate development projects in the Western United States under this entity. Mr. Woo has wide experience in accounting, taxes and management advisory services, actively practicing in his mid-size CPA firm for a period of ten years. Mr. Woo was also a principal organizer of a California State Chartered Savings and Loan Association and served as its President and CEO for a period of four years. Mr. Woo graduated from the University of California - Berkeley with a Bachelor of Science Degree in Accounting and Finance and is a licensed Certified Public Accountant in California.



     KOUNG Y. WONG. Mr. Wong was born in Canton, China in 1952 and immigrated to the United States in 1969 with his family. He earned a Bachelor of Arts degree from City College of San Francisco in 1975, and studied Architecture at the University of California at Berkeley for one year. For the past 23 years, Mr. Wong has been the president and sole shareholder of WAV Entertainment, Inc., a leading electronics hardware and software distribution company based in South San Francisco,

California. WAV Entertainment, Inc. includes a 20,000 square-foot corporate headquarters and distribution center and an 8,500 square-foot retail superstore in San Francisco, California. Mr. Wong has been a director of New Frontier Media since the Company's inception in September, 1995.


     BRADLEY WEBER. Mr. Weber oversees the technology operations of the Company's California subsidiaries. He has been a director of New Frontier Media since October 1999 when he became affiliated with the Company through the Company's acquisition of IGI, ITN and CTI. Mr. Weber served as Executive Vice President of New Frontier Media, Inc. from August 2000 until June 2001. Mr. Weber joined ITN in 1995 as Executive Vice President and became Chief Operating Officer in January 1998. Mr. Weber was formerly Director of Interactive Audiotext Services, Inc., an audio text service bureau and information provider. He was also a founder and CEO of the ICOM Group, Inc., an audio text service bureau that specialized in automated credit card processing and fraud control procedures. Mr. Weber received his undergraduate degree in Economics at Occidental College and received his Masters in Business Administration from California Lutheran University.




INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES OF THE BOARD AND EXECUTIVE OFFICERS.


     During the Company's fiscal year ended March 31, 2001, the Board of Directors held four meetings and acted eight times by unanimous written consent. Each Director attended more than seventy-five percent (75%) of the Board meetings and meetings of the Board committees on which he served. The Company does not have a standing nominating committee, the functions of which are performed by the entire Board.

     During the Company's fiscal year ended March 31, 2001, the Compensation Committee of the Board met once. The Compensation Committee has the power to prescribe, amend and rescind rules relating to the Company's stock option plans, to grant options and other awards under the stock option plans and to interpret the stock option plans.

     During the Company's fiscal year ended March 31, 2001, the Audit Committee of the Board met twice and acted once upon unanimous written consent. The Audit Committee has the responsibility of recommending the engagement of independent auditors and reviewing and considering actions of management in matters relating to audit functions. The Committee reviews, with independent auditors, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has recommended the selection of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for the year ended March 31, 2002.

     During the Company's fiscal year ended March 31, 2001, the Nasdaq Compliance Committee of the Board met one time. The Nasdaq Compliance Committee has the responsibility of ensuring that the Company complies with the Nasdaq Stock Market Marketplace Rules.

     No director or executive officer of the Company is related to any other director or executive officer. None of the Company's officers or directors hold any directorships in any other public company except that Hiram J. Woo is a Director of Steakhouse Partners, Inc. There are currently three outside directors on the Company's Board of Directors. The Company's compensation committee is comprised of Messrs. Isaacman, Bonn and Wong. The Company's audit committee is comprised of Messrs. Isaacman, Wong and Woo. The Company's Nasdaq compliance committee is comprised of Messrs. Isaacman, Bonn and Wong.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Exchange Act, the Company's Directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended March 31, 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to the Chief Executive Officer and five other most highly compensated executive officers of the Company for the three fiscal years ended March 31, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                          ------------------------------------------
                                                                                          SECURITIES
                                         ANNUAL COMPENSATION              OTHER ANNUAL    UNDERLYING    ALL OTHER
          NAME AND             ---------------------------------------    COMPENSATION     OPTIONS      COMPENSATION
     PRINCIPAL POSITION          YEAR          SALARY ($)    BONUS ($)     ($)(1)            (#)         ($)(2)
-----------------------------  ------------    ----------    ---------    ------------    ----------    ------------

Mark H. Kreloff, ............      2001          197,308      200,000            --         200,000           730
CEO and Chairman                   2000          117,134       37,212            --         275,000           730
                                   1999          103,750           --            --         269,000           730

Michael Weiner, .............      2001          197,308      200,000            --         200,000            --
Executive Vice President,          2000          117,134       37,212            --         275,000            --
Secretary and Treasurer            1999          103,750           --            --         290,000            --

Edward Bonn, ................      2001          147,500      150,500            --         200,000        10,182
Former President                   2000          156,665           --            --          25,000         3,306
                                   1999          180,000           --            --              --        15,977

Ken Boenish,  ...............      2001          166,615      189,054            --         100,000            --
President of The Erotic            2000          122,278       45,738        18,342          35,000            --
Networks, Inc.                     1999           10,417           --            --         150,000            --

Gregory Dumas, ..............      2001          147,500      141,604            --          75,000         4,645
Vice President Corporate           2000           89,985      111,000            --         125,000         8,273
Development                        1999           72,000      117,313            --              --        16,107

Scott Schalin, ..............      2001          147,500      141,604            --          75,000         4,645
President of Interactive           2000          108,077      111,000            --          50,000         8,954
Gallery, Inc.                      1999           80,000      103,374            --              --        15,312

---------------

(1) The Other Annual Compensation for Mr. Boenish includes $14,442 of moving expenses and auto allowance of $3,900. While each of the other Named Executive Officers enjoy certain other perquisites, such perquisites do not exceed the lesser of either $50,000 or 10% of each Named Executive Officer's salary and bonus.

(2) The amount shown for Mr. Kreloff is related to premiums paid for life insurance. All other compensation for the other Named Executive Officers include amounts contributed to the 401(k) Plan on behalf of the Named Executive Officers.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                                   AT
                      NUMBER OF                                                         ASSUMED ANNUAL RATES OF
                      SECURITIES       % OF TOTAL                                       STOCK PRICE APPRECIATION
                      UNDERLYING       OPTIONS                                                    FOR
                       OPTIONS         GRANTED TO       EXERCISE OR                         OPTION TERM (3)
                       GRANTED         EMPLOYEES        BASE PRICE       EXPIRATION    --------------------------
       NAME           (# OF SHARES)    IN 3/31/01        ($/SH)             DATE           5%           10%
------------------    ------------     ------------     ------------     ------------  ------------  ------------
Mark Kreloff......       200,000(1)         10%            $ 2.00          12/5/2010     $251,558      $637,497
Michael Weiner....       200,000(1)         10%            $ 2.00          12/5/2010     $251,558      $637,497
Edward Bonn.......       200,000(1)         10%            $ 2.20          12/5/2010     $211,558      $597,497

                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                                   AT
                      NUMBER OF                                                         ASSUMED ANNUAL RATES OF
                      SECURITIES       % OF TOTAL                                       STOCK PRICE APPRECIATION
                      UNDERLYING       OPTIONS                                                    FOR
                       OPTIONS         GRANTED TO       EXERCISE OR                         OPTION TERM (3)
                       GRANTED         EMPLOYEES        BASE PRICE       EXPIRATION    --------------------------
       NAME           (# OF SHARES)    IN 3/31/01        ($/SH)             DATE           5%           10%
------------------    ------------     ------------     ------------     ------------  ------------  ------------
Ken Boenish.......       100,000(2)          5%            $ 2.00          12/5/2010     $125,779      $318,748
Gregory Dumas.....        75,000(2)          4%            $ 2.00          12/5/2010     $ 94,334      $239,061
Scott Schalin.....        75,000(2)          4%            $ 2.00          12/5/2010     $ 94,334      $239,061

---------------

(1) On December 5, 2000, the Company granted options to Mr. Kreloff, Mr. Weiner, Mr. Bonn and other executive officers and key employees to purchase common stock of the Company under the Company's Millennium Incentive Stock Option Plan. Mr. Kreloff's, Mr. Weiner's and Mr. Bonn's options vest at a rate of 50% per year, commencing December 5, 2001 and expire ten years from the grant date, subject to early termination in certain circumstances.

(2) On December 5, 2000, the Company granted options to Mr. Boenish, Mr. Dumas, Mr. Schalin and other executive officers and key employees to purchase common stock of the Company under the Company's Millennium Incentive Stock Option Plan. Mr. Boenish's, Mr. Dumas' and Mr. Schalin's options vest at a rate of 33% per year, commencing December 5, 2001 and expire ten years from the grant date, subject to early termination in certain circumstances.

(3) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of the option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                         NUMBER OF SECURITIES
                      SHARES                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-THE-
                      ACQUIRED ON                       OPTIONS AT FY-END (#)         MONEY OPTIONS AT FY-END ($)(1)
                      EXERCISE        VALUE          ----------------------------     -------------------------------
        NAME           ($)           REALIZED ($)    EXERCISABLE   UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
--------------------  -----------    ------------    ------------  --------------     ------------     --------------
Mark Kreloff........      --              --            383,500        360,500          $624,840          $366,420
Michael Weiner......      --              --            377,500        387,500          $609,600          $435,000
Edward Bonn.........      --              --             12,500        212,500            --              $268,000
Ken Boenish.........      --              --            165,833        119,167          $ 81,000          $154,000
Gregory Dumas.......      --              --             41,666        158,334            --              $115,500
Scott Schalin.......      --              --             16,666        108,334            --              $115,500

---------------

(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company's common stock on May 22, 2001 ($3.54).

COMPENSATION OF DIRECTORS

     New Frontier Media Directors who are not also employees are reimbursed for reasonable travel expenses related to attendance at Board meetings. New Frontier Media Directors who are employees are not compensated for their services as Directors.

     Mr. Wong was granted an option to acquire 50,000 shares on December 5, 2000, pursuant to the Millennium Incentive Stock Option Plan. These options vest 50% over two years and have an exercise price of $2.00.

     Mr. Isaacman was granted an option to acquire 200,000 shares of common stock on December 5, 2000, pursuant to the Millennium Incentive Stock Option Plan. These options vest 50% per year over two years and have an exercise price of $2.00.

     Mr. Woo was granted options to acquire 100,000 shares of common stock on June 1, 2001, pursuant to the Millennium Incentive Stock Option Plan. These options vest 50% per year over two years and have an exercise price of $3.25.

EMPLOYMENT AGREEMENTS


     The Company has an employment agreement with Mark Kreloff. The Agreement currently provides for the payment of an annual base salary of $275,000 for the fiscal year ending March 31, 2002. The Agreement also currently provides for an annual incentive bonus equal to: $50,000 if the Company's annual earnings before income taxes, depreciation and amortization ("EBITDA") is at least $11 million; $100,000 if the Company's EBITDA is $12 million; and $150,000 if the Company's EBITDA is $13 million. The Agreement also provides for the one-time issuance of 69,000 nonstatutory options to Mr. Kreloff at the fair market value of the common stock on the date of grant. The options are to vest over three years, except upon a change of control of the Company, as defined in the Agreement, or upon the death or disability of Mr. Kreloff, the discharge of Mr. Kreloff without cause or the resignation of Mr. Kreloff for "good reason", as defined in the Agreement. The Agreement further provides for the payment to Mr. Kreloff upon the occurrence of any of the above events of a lump sum equal to his annual base salary and bonus.



     The Company has an employment agreement with Michael Weiner. The Agreement currently provides for the payment of an annual base salary of $275,000 for the fiscal year ending March 31, 2002. The Agreement also currently provides for an annual incentive bonus equal to: $50,000 if the Company's EBITDA is at least $11 million; $100,000 if the Company's EBITDA is $12 million; and $150,000 if the Company's EBITDA is $13 million. The Agreement also provides for the one-time issuance of 150,000 nonstatutory options to Mr. Weiner at the fair market value of the common stock on the date of grant. The options are to vest over three years, except upon a change of control of the Company, as defined in the Agreement, or upon the death or disability of Mr. Weiner, the discharge of Mr. Weiner without cause or the resignation of Mr. Weiner for "good reason", as defined in the Agreement. The Agreement further provides for the payment to Mr. Weiner upon the occurrence of any of the above events of a lump sum equal to his annual base salary and bonus.



     The Company has an employment agreement with Edward J. Bonn. The Agreement currently provides for the payment of an annual base salary of $200,000 for the fiscal year ending March 31, 2002. The Agreement also currently provides for an annual incentive bonus equal to: $50,000 if the Company's EBITDA is at least $11 million; $100,000 if the Company's EBITDA is $12 million; and $150,000 if the Company's EBITDA is $13 million.



     The Company has an employment agreement with Ken Boenish. The Agreement currently provides for the payment of an annual base salary of $200,000 for the fiscal year ending March 31, 2002. The Agreement currently provides for the one-time issuance of 150,000 incentive stock options at $3.00 per share. The Agreement also currently provides for an annual incentive bonus equal to:
$16,663 if the Company's EBITDA is at least $11 million; $33,326 if the Company's EBITDA is at least $12 million; $50,000 if the Company's EBITDA is at least $13 million; and an additional $100,000 if The Erotic Networks, Inc.'s EBITDA is at least $7.4 million.



     The Company has an employment agreement with Gregory Dumas. The Agreement provides for the payment of an annual base salary of $200,000 for the fiscal year ending March 31, 2002. The Agreement also provides for an annual incentive bonus equal to: $11,111 if the Company's EBITDA is at least $11 million; $44,444 if the Company's EBITDA is at least $12 million; and $100,000 if the Company's EBITDA is at least $13 million. The Agreement also provides for the one-time issuance of 50,000 non-statutory stock options to Mr. Dumas at the fair market value on the date of grant. The options are to vest over three years, except upon change of control of the Company, as defined in the Agreement or upon the death or disability of Mr. Dumas, the discharge of Mr. Dumas without cause or the resignation of Mr. Dumas for "good reason", as defined in the Agreement. The Agreement further provides for the payment to Mr. Dumas upon the occurrence of any of the above events of a lump sum equal to his annual base salary and bonus.



     The Company has an employment agreement with Scott Schalin. The Agreement provides for the payment of an annual base salary of $200,000 for the fiscal year ending March 31, 2002. The Agreement also provides for an annual incentive bonus equal to: $10,000 if the Company's EBITDA is at least $11 million; $30,000 if the Company's EBITDA is at least $12 million; $50,000 if the Company's EBITDA is at least $13 milliion; and an additional $50,000 if Interactive Gallery, Inc.'s EBITDA is at least $8.4 million or $100,000 if Interactive Gallery, Inc.'s EBITDA is at least $9.4 million. The Agreement provides for the one-time issuance of 50,000 non-statutory stock options to Mr. Schalin at the fair market value on the date of grant. The options are to vest over three years, except upon change of control of the Company, as defined in the Agreement or upon the death or disability of Mr. Schalin, the discharge of Mr. Schalin without cause or the resignation of Mr. Schalin for "good reason", as defined in the Agreement. The Agreement further provides for the payment to Mr. Schalin upon the occurrence of any of the above events of a lump sum equal to his annual base salary and bonus.


LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Articles of Incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.


     Members of the Compensation Committee, with the exception of Edward Bonn, have never served as our officers or employees or officers and employees of any of our subsidiaries. During the last fiscal year, none of our executive officers served on the Board of Directors or Compensation Committee of any other entity whose officers served either on our Board of Directors or Compensation Committee.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
EXECUTIVE COMPENSATION.

     Executive Compensation Philosophy. Our executive compensation philosophy emphasizes three guiding principles. First, providing a competitive executive compensation package that enables us to attract, motivate and retain talented executives. Second, basing a major portion of each executive's annual cash compensation on our annual EBITDA or the annual EBITDA of the group or unit for which the executive is primarily responsible. Third, aligning the financial interests of executives with long-term total shareholder return, particularly through stock options.

     Our executive compensation program has three major components: base salaries, annual incentives, and long-term incentives.

     Base Salaries. Our executive officers receive base salaries as compensation for their job performance, abilities, knowledge, and experience. The base salaries of Mark H. Kreloff, Michael Weiner, Edward J. Bonn and Bradley Weber are determined under the terms of their respective employment contracts with us. Apart from any contractual commitments, the Compensation Committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience and to place more emphasis on the incentive portion of executive compensation, thereby correlating compensation to performance. The Committee reviews base salaries annually and determines increases based upon an executive officer's contribution to corporate performance and competitive market conditions.

     Annual Incentive Compensation. Our executive officers also receive an annual incentive bonus based on the Company's EBITDA, as set forth in their respective employment agreements.


     Long-Term Incentives. For Fiscal Year 2002 and the future, the Committee and the Board approved, and the Board of Directors is recommending shareholders approve, the New Frontier Media, Inc. 2001 Incentive Stock Plan. The Committee believes that once fully implemented, this plan will provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future using stock options.



     Submitted June 29, 2001 by the members of the Compensation Committee.


                                    Koung Y. Wong, Chairman
                                    Edward J. Bonn
                                    Alan Isaacman


REPORT OF THE AUDIT COMMITTEE



     This Audit Committee meets with the independent auditors, both with and without management present, to review the scope and results of the audit engagement, the system of internal controls and procedures, and the effectiveness of procedures intended to prevent violations of laws and regulations. In response to the Securities and Exchange Commission's amendments to its requirements regarding auditor independence, effective February 5, 2001, and in accordance with the Audit Committee Charter, as adopted by the Committee and approved by the Board on June 1, 2000, the Committee reviewed all services performed by Spicer, Jeffries & Co. and Singer Lewak Greenbaum & Goldstein LLP for the Company in the fiscal year ended March 31, 2001, within and outside the scope of the quarterly and annual auditing function.



     For the Fiscal Year Ending March 31, 2001, the Company paid the auditors:



     AUDIT FEES -- Aggregate fees of $350,112.



     FINANCIAL INFORMATION DESIGN AND IMPLEMENTATION FEES -- $0



     ALL OTHER FEES -- $0



     The Committee has reviewed and discussed the audited financial statements for the fiscal year ending March 31, 2001 with management and has discussed with Singer Lewak Greenbaum & Goldstein LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Sec. 380), as amended. At that meeting, the Committee also received the written disclosures and the letter from Singer Lewak Greenbaum & Goldstein LLP required by Independence Standards Board Standard No. 1. Their letter, dated and received March 29, 2001, states that they are independent accountants with respect to the Company. The Committee has discussed with Singer Lewak Greenbaum & Goldstein LLP their independence. Based on the Committee's review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending March 31, 2001 for filing with the Securities and Exchange Commission.



     At that same meeting, the Committee reviewed its Charter and determined that the Charter, which was disseminated to Shareholders as Appendix A to the 2000 Proxy Statement, continues to state appropriate guiding principles for the Committee. Also, at a meeting on June 25, 2001 the Board concluded that the Charter continues to meet then current and proposed applicable standards and that the Audit Committee members continued to have the independence and expertise to serve on the Committee pursuant to all relevant criteria including Rule 4200(a)(15) of the NASD listing standards.



     Submitted June 29, 2001 by the members of the Audit Committee.



                                    Alan L. Isaacman, Chairman
                                    Hiram J. Woo
                                    Kuong Y. Wong

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of July 23, 2001, the number and percentage of shares of outstanding Common Stock owned by each person owning at least 5% of the Company's Common Stock, each officer and director owning stock, and all officers and directors as a group:

                 NAME AND ADDRESS OF                      NUMBER OF SHARES
                   BENEFICIAL OWNER                       BENEFICIALLY OWNED         PERCENT
------------------------------------------------------    ------------------         ----------
Mark H. Kreloff ......................................         1,458,523(2)               7%
     5435 Airport Blvd., Suite 100
     Boulder, CO 80301
Michael Weiner .......................................           658,616(3)               3%
     5435 Airport Blvd., Suite 100
     Boulder, CO 80301
Koung Y. Wong ........................................            71,000(4)                *
     168 Beacon St.
     S. San Francisco, CA 94080
Edward Bonn ..........................................         4,054,373(5)              19%
     5435 Airport Blvd., Suite 100
     Boulder, CO 80301
Brad Weber ...........................................         1,671,722(6)               8%
     15303 Ventura Blvd., Suite 800
     Sherman Oaks, CA 91403
Alan Isaacman ........................................            12,500(7)                *
     8484 Wilshire Blvd., Suite 850
     Beverly Hills, CA 90211
Ken Boenish ..........................................           166,833(8)               1%
     5435 Airport Blvd., Suite 100
     Boulder, CO 80301
Gregory Dumas ........................................            41,666(9)                *
     15303 Ventura Blvd., Suite 800
     Sherman Oaks, CA 91403
Scott Schalin ........................................            16,666(10)               *
     15303 Ventura Blvd., Suite 800
     Sherman Oaks, CA 91403
SAC Capital ..........................................         1,924,282                  9%
     777 Long Ridge Road
     Stamford, CT 06902
All officers and directors as a group (9 persons).....         8,178,899                 39%
                                                              ----------                 --
TOTAL.................................................        10,103,181                 48%
                                                              ----------                 --
                                                              ----------                 --

---------------
   * Less than 1%.

 (1) Unless otherwise indicated, the persons named above have sole voting and dispositive power over the shares shown as owned by them. The number of shares beneficially owned by Directors and executive officers includes stock options that are exercisable within 60 days of the record date. Share ownership by greater than 5% holders is based upon Schedule 13G filings, which reflect ownership as of March 31, 2001 and Schedule 13D filings, which reflect ownership as of the time of filing.

 (2) Includes the right to acquire 383,500 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

 (3) Includes the right to acquire 277,500 shares of common stock within 60 days upon the exercise of employee stock options.

 (4) Includes the right to acquire 12,500 shares of common stock within 60 days upon the exercise of employee stock options.

 (5) Includes the right to acquire 12,500 shares of common stock within 60 days upon the exercise of employee stock options.

 (6) Includes the right to acquire 12,500 shares of common stock within 60 days upon the exercise of employee stock options.

 (7) Includes the right to acquire 12,500 shares of common stock within 60 days upon the exercise of employee stock options.

 (8) Includes the right to acquire 165,833 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

 (9) Includes the right to acquire 41,666 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

(10) Includes the right to acquire 16,666 shares of common stock within 60 days upon the exercise of employee stock options.

                               PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poors SmallCap 600 Index and (c) the total return on a peer group index. The Standard & Poors SmallCap 600 index includes companies with an average market capitalization of approximately $615,551,000 with the largest company having a capitalization of approximately $3,398,289,000. The peer group is an index weighted by the relative market capitalization of the two following companies which were selected for being in industries related to ours (provider of adult content), for having revenues between $20,260,000 and $347,817,000 in their most recently reported fiscal years and for having five year compound annual revenue growth of at least 10%. The two are: Playboy Enterprises, Inc. and Private Media Group, Inc.

     The following graph assumes that $100 had been invested in each of the Company, the Standard & Poors Small Cap 600 Index and the two member Peer Group on September 15, 1995.

                5-YEAR CUMULATIVE TOTAL RETURN COMPARISON AMONG
     NEW FRONTIER MEDIA, INC., S&P SMALLCAP 600 INDEX AND PEER GROUP INDEX

                                NEW FRONTIER            S&P INDEX         PEER GROUP INDEX
Base period Sept. 15, '95          100.00                100.00                       100.00
March '96                          100.00                105.85                       119.12
March '97                          125.00                114.73                       180.88
March '98                           81.25                169.43                       205.88
March '99                          107.80                137.02                       264.71
March '00                          290.63                179.08                       315.76
March '01                           73.05                176.08                       178.81

                   ASSUMES $100 INVESTED ON SEPTEMBER 15, 1995
                          ASSUMES DIVIDED REINVESTMENT
                       FISCAL YEAR ENDING MARCH 31, 2001

     The preceding sections entitled "Executive Compensation" and "Performance Graph" do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leased certain equipment and office space via entities controlled by Mr. Kreloff on a month-to-month basis. During the year ended March 31, 1999 the Company paid $52,425 to these entities relating to these leases. The leases have since been terminated.

     The Company's subsidiary, IGallery, purchased several vanity domain names from an entity controlled by Mr. Edward Bonn prior to the Company's acquisition of IGallery. This purchase was financed through a note payable with an original principal amount of $809,000. The note bore interest at the prime rate. The note and related interest was paid off during the fiscal year ended March 31, 2001.

     The Company owed Messrs. Brad Weber and Edward Bonn $671,828 as of March 31, 2000 for amounts earned by them prior to the acquisition date of October 27, 1999. These amounts are non-interest bearing and are payable on demand. These amounts were paid out to Messrs. Weber and Bonn during the fiscal year ended March 31, 2001.

     The Company owed Mr. Bonn $700,000 as an unsecured note payable as of March 31, 1999. The note bore interest at 4% per annum and had no stated maturity date. The note and related interest was paid off during the fiscal year ended March 31, 2000.

     The Company entered into an office lease agreement, which is personally guaranteed by Mr. Bonn and his wife ("guarantors"). As an inducement to the guarantors, they were granted a security interest in certain domain names, with an original purchase price of approximately $1,600,000.

     The Company loaned Mr. Nyiri $87,000 in fiscal 1999. This amount was repaid during the fiscal year ended March 31, 2000. The loan was non-interest bearing. The Company loaned Mr. Nyiri $40,250 during the fiscal year ended March 31, 2001. This note bears interest at 8%.

     The Company paid $72,000 and $205,000 to Isaacman, Kaufman, & Painter during the fiscal years ended March 31, 2000 and 2001, respectively, for legal services provided by Mr. Isaacman and his associates.

     The Company carries out administrative and processing services for a company in which a director has an interest. The Company recognized revenue of $48,363 and $79,467 during the years ended March 31, 2001 and 2000, respectively, by charging a processing fee of 3% of the related party's revenue.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SEVEN DIRECTORS.


                                  PROPOSAL TWO
              APPROVAL OF THE COMPANY'S 2001 INCENTIVE STOCK PLAN



     On June 25, 2001, the Board of Directors adopted the New Frontier Media, Inc. 2001 Incentive Stock Plan (the "Plan") for officers and key employees of the Company and its subsidiaries. The principal features of the Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit A.


     Under the Plan, up to an aggregate of 500,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.


     The Company has adopted the Plan to promote the long-term growth and profitability of the Company by (i) providing key directors, officers and employees of the Company and its subsidiaries with incentives to improve shareholder value and contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. As described more fully below, the Plan provides for grants of options to purchase specified numbers of shares of Common Stock at predetermined prices.


     The following discussion represents only a summary of certain of the Plan terms and is qualified in its entirety by reference to the complete Plan, a copy of which is annexed hereto as Exhibit A.


     Shares Available; Maximum Awards; Participants. A total of 500,000 shares of the Company's Common Stock has been reserved for issuance pursuant to options granted pursuant to the Plan. The Plan allows the Company to grant options to employees, officers and directors of the Company and its subsidiaries, provided that only employees of the Company and its subsidiaries may receive incentive stock options under the Plan. As of the date of this proxy statement, the Company has not granted any options under the Plan.


     Stock Option Features. Under the Plan, options to purchase the Company's Common Stock may take the form of incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("NQSOs"). As required by Section 422 of the Code, the aggregate fair market value (as defined in the Plan) of shares of Common Stock (determined as of the date of grant of the ISO) with respect to which ISOs granted to an employee may not exceed $100,000 in any calendar year. The foregoing limitation does not apply to NQSOs.


     Initially, each option will be exercisable over a period, determined by the Board of Directors or the Compensation Committee of the Board of Directors of the Company, in its discretion, of up to ten years from the date of grant. Options may be exercisable during the option period at such time, in such amounts, and in accordance with such terms and conditions and subject to such restrictions as are determined by the Board or the Compensation Committee and set forth in option agreements evidencing the grant of such options.

     The exercise price of options granted pursuant to the Plan is determined by the Board or the Compensation Committee, in its discretion; provided that the exercise price of an ISO may not be less than 100% of the fair market value (as defined in the Plan) of the shares of the Company Common Stock on the date of grant. The exercise price of options granted pursuant to the Plan is subject to adjustment as provided in the Plan to reflect stock dividends, splits, other recapitalizations or reclassifications or changes in the market value of the Company Common Stock. In addition, the Plan provides that, in the event of a proposed change in control of the Company (as defined in the Plan), the Board or the Compensation Committee is to take such actions as it deems appropriate to effectuate the purposes of the Plan and to protect the grantees of options, which action may include (i) acceleration or change of the exercise dates of any option; (ii) arrangements with participants for the payment of appropriate consideration to them for the cancellation and surrender of any option; and
(iii) in any case where equity securities other than Common Stock are proposed to be delivered in exchange for or with respect to Common Stock, arrangements providing that any option shall become one or more options with respect to such other equity securities. Further, in the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then any or all outstanding options may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all participants. Alternatively, the successor corporation may substitute equivalent options.


     The shares purchased upon the exercise of an option are to be paid for by the optionee in cash (or cash equivalents acceptable to the Compensation Committee) or by such other means as the Committee may prescribe.

     Except as permitted pursuant to Rule 16b-3 under the Exchange Act, and in any event in the case of an ISO, an option is not transferable except by will or the laws of descent and distribution. In no case may the options be exercised later than the expiration date specified in the option agreement.

     Plan Administration. The Plan initially will be administered by the Compensation Committee of the Board of Directors, consisting of at least two directors who are "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

     The Compensation Committee will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards. The Compensation Committee may interpret the Plan and may at any time adopt such rules and regulations for the Plan as it deems advisable. The Board of Directors may at any time amend or terminate the Plan and change its terms and conditions, except that, without shareholder approval, no such amendment may (i) materially increase the maximum number of shares as to which awards may be granted under the Plan; (ii) materially increase the benefits accruing to Plan participants; or (iii) materially change the requirements as to eligibility for participation in the Plan.

     Accounting Effects. Under current accounting rules, neither the grant of options at an exercise price not less than the current fair market value of the underlying Common Stock, nor the exercise of options under the Plan, is expected to result in any charge to the earnings of the Company.

     Certain Federal Income Tax Consequences. The following is a brief summary of certain Federal income tax aspects of awards under the Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Incentive Stock Options. An optionee will not realize taxable income upon the grant of an ISO. In addition, an optionee will not realize taxable income upon the exercise of an ISO, provided that such exercise occurs no later than three months after the optionee's termination of employment with the Company (one year in the event of a termination on account of disability). However, an optionee's alternative minimum taxable income will be increased by the amount that the fair market value of the shares acquired upon exercise of an ISO, generally determined as of the date of exercise, exceeds the exercise price of the option. If an optionee sells the shares of Common Stock acquired upon exercise of an ISO, the tax consequences of the disposition depend upon whether the disposition is qualifying or disqualifying. The disposition of the shares is qualifying if made more than two years after the date the ISO was granted and more than one year after the date the ISO was exercised. If the disposition of the shares is qualifying, any excess of the sale price of the shares over the exercise price of the ISO would be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is not qualifying, i.e., a disqualifying disposition, the excess of the fair market value of the shares on the date the ISO was exercised over the exercise price would be compensation income taxable to the optionee at the time of the disposition, and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised would be capital gain.

     Unless an optionee engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. However, if an optionee engages in a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.


     Non-qualified Stock Options. An optionee will not realize taxable income upon the grant of a NQSO. However, when the optionee exercises the NQSO, the difference between the exercise price of the NQSO and the fair market value of the shares acquired upon exercise of the NQSO on the date of exercise is compensation income taxable to the optionee. The Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.



THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPANY'S 2001 INCENTIVE STOCK PLAN.



                                 PROPOSAL THREE
                    APPROVAL OF REINCORPORATION IN DELAWARE
GENERAL



     The Board has recommended that the Company's state of incorporation be changed from Colorado to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.


     In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly owned subsidiary incorporated in Delaware. Prior to the merger, the Delaware subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Agreement and Plan of Merger and the Certificate of Incorporation and By-Laws of the successor Delaware corporation under which the Company's business would be conducted after the merger are set forth as Exhibit B, Exhibit C and Exhibit D respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

     In the following discussion of the proposed Reincorporation, the term "New Frontier Media-Co" refers to the Company as currently organized as a Colorado corporation; the term "New Frontier Media-Del" refers to the new wholly owned Delaware subsidiary of New Frontier Media, Inc. that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require without regard to the state of incorporation.

     Upon shareholder approval of the Reincorporation and upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Colorado, New Frontier Media-Co will be merged with and into New Frontier Media-Del pursuant to the Agreement and Plan of Merger, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and By-Laws set forth in Exhibit C and Exhibit D, respectively. Upon the effective time of the Reincorporation, each outstanding share of stock of New Frontier Media-Co automatically will be converted into one share of the corresponding class of stock of New Frontier Media-Del. Outstanding options and warrants to purchase shares of Common Stock of New Frontier Media-Co will be converted into options and warrants to purchase the same number of shares of the Common Stock of New Frontier Media-Del.

   IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR
    EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF NEW FRONTIER MEDIA-DEL. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO
                                  THE COMPANY.

     The Board believes that the Reincorporation will provide greater flexibility for both the management and business of the Company.

     Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

     The Company is a Colorado corporation and the Colorado Business Corporation Act and the Amended Articles of Incorporation and the First Amended and Restated By-Laws of the Company govern the rights of its shareholders. New Frontier Media-Del is a Delaware corporation and the rights of it shareholders are governed by the Delaware General Corporation Law and the Certificate of Incorporation and By-Laws of New Frontier Media-Del.

   THERE ARE DIFFERENCES BETWEEN NEW FRONTIER MEDIA-CO'S AMENDED ARTICLES OF
             INCORPORATION AND FIRST AMENDED AND RESTATED BY-LAWS,
              AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF
                             NEW FRONTIER MEDIA-DEL

--------------------------------------------------------------------------------

     The provisions of the Certificate of Incorporation and By-Laws for New Frontier Media-Del are substantially similar to the Company's current Amended Articles of Incorporation and First Amended and Restated By-Laws.

     Set forth below, however, are certain differences which could materially impact the rights of shareholders of the Company as compared to the rights of stockholders in New Frontier Media-Del.

                         CLASSIFIED BOARD OF DIRECTORS
NEW FRONTIER MEDIA-CO

     The Company's Amended Articles and First Amended and Restated By-Laws do not provide for the establishment of a staggered board.

NEW FRONTIER MEDIA-DEL

     The Certificate of Incorporation of New Frontier Media-Del provides for the establishment of a classified board with three Classes of Directors with each Class as nearly equal in size as possible.

                                SPECIAL MEETINGS
NEW FRONTIER MEDIA-CO

     The By-Laws of New Frontier Media-Co provide that special meetings of the shareholders may be called by the chief executive officer, the president, or by the board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all outstanding shares of the corporation entitled to vote at the meeting.

NEW FRONTIER MEDIA-DEL

     The By-Laws of New Frontier Media-Del provide that special meetings of the stockholders may be called by the Chairman or Co-Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President. A special meeting of stockholders shall be called by the Secretary, upon the written request, stating the purpose of the meeting of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

                            AMENDMENT OF THE BY-LAWS
NEW FRONTIER MEDIA-CO

     The First Amended and Restated By-Laws of New Frontier Media-Co provide that the By-Laws may be amended, supplemented or repealed upon the affirmative vote of at least a majority of the Board of Directors attending a meeting where a quorum is present.

NEW FRONTIER MEDIA-DEL

     The By-Laws of New Frontier Media-Del provide that the By-Laws may be amended, altered or repealed upon the affirmative vote of at least two-thirds (2/3) of the directors then serving.


            SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF
                             COLORADO AND DELAWARE


--------------------------------------------------------------------------------

     The Certificate of Incorporation and By-Laws for New Frontier Media-Del will be governed by Delaware law. In contrast, the Company's current Amended Articles of Incorporation and First Amended and Restated By-Laws are governed by Colorado law. The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not described in this Proxy Statement, certain provisions, which could materially impact the rights of shareholders of the Company as compared to the rights of stockholders in New Frontier Media-Del, are discussed below.

                         CLASSIFIED BOARD OF DIRECTORS

     A classified or staggered (the term used in the CBCA) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

COLORADO

     The Company's Amended Articles of Incorporation and First Amended and Restated By-Laws do not provide for the establishment of a staggered board. Colorado law permits, but does not require, a staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Company currently does not have a staggered board of directors.

DELAWARE


     Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. If Proposal Four and this Proposal Three are passed at the Annual Meeting, the New Frontier Media-Del Certificate of Incorporation will provide for the establishment of a classified board. Proposal Four includes a comprehensive description of the advantages and disadvantages of a classified board.


                              REMOVAL OF DIRECTORS

     Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors.

COLORADO

     A director of a corporation that does not have a staggered board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors unless the corporation's Articles of Incorporation require cause. New Frontier Media-Co's Amended Articles of Incorporation provide that a director cannot be removed absent a showing of fraud or self-dealing. In the case of a Colorado corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. The Amended Articles of Incorporation and Amended and Restated By-Laws of the Company do not provide for the establishment of a classified board of directors and do not provide for cumulative voting.

DELAWARE


     A director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of New Frontier Media-Del provides that any director may only be removed for cause and only by the vote of a majority of the entire Board of Directors.


           INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS,
                           OFFICERS AND OTHER AGENTS

     Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

COLORADO

     The First Amended and Restated By-Laws of the Company provide for the indemnification of directors of the corporation to the fullest extent permissible under Colorado law. Colorado law does not permit the elimination of monetary liability where the Director is adjudged liable to the corporation in an action brought by the corporation or where a Director has been adjudged to have derived improper personal benefit. Generally, a Director is indemnified when the Director acts in good faith, believes that the conduct is in the best interests of the corporation and had no reason to believe that the conduct was criminal.

     For indemnification, Colorado law requires a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a vote of the shareholders.

     Colorado law requires indemnification of director expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise, unless limited by the Articles of Incorporation.

     A director may also apply for and obtain indemnification as ordered by a court under circumstances where the court deems the director is entitled to mandatory indemnification under Colorado law or when, under all the facts and circumstances, it deems it fair and reasonable to award indemnification even though the director has not strictly met the statutory standards. An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

     A corporation cannot indemnify its directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the CBCA.

     A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

DELAWARE

     The Certificate of Incorporation of New Frontier Media-Del also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

     Delaware law provides that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

                         INSPECTION OF SHAREHOLDER LIST

     Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

                      CONSIDERATION FOR ISSUANCE OF SHARES
COLORADO

     Under Colorado law, shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

     In addition, under Colorado law, shares may not be issued for consideration consisting of a promissory note of the subscriber or an affiliate of the subscriber unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. The note must reflect a promise to pay independent of the collateral and cannot be a "non-recourse" note.

     Under Colorado law, shares with a par value may be issued for consideration less than such par value.

DELAWARE

     Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

     In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

     No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares.

     Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

                      DIVIDENDS AND REPURCHASES OF SHARES
COLORADO

     Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. Colorado law permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

DELAWARE


     The concepts of par value, capital and surplus are retained under Delaware law. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.


                         SHAREHOLDER VOTING ON MERGERS
                         AND CERTAIN OTHER TRANSACTIONS

     Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

COLORADO

     Colorado law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized, unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     For corporations formed prior to July 1, 1994, a merger must be approved by two-thirds of all the votes entitled to be cast for each voting group, unless the Articles of Incorporation provide for a different number. New Frontier Media-Co's Amended Articles of Incorporation has no such provision.

DELAWARE


     Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the surviving or acquiring corporation, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 80 percent of the voting power of the surviving or acquiring corporation or its parent entity.


     Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

                    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS
                        COMBINATIONS UNDER DELAWARE LAW

     In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         (i) Prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

         (ii) Upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

         (iii) On or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is

         (i)      Listed on a national securities exchange,

         (ii) Quoted on an interdealer quotation system of a registered national securities association or

         (iii)    Held of record by more than 2,000 stockholders.

     Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for New Frontier Media-Del in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to New Frontier Media-Del will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for New Frontier Media-Del's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

                        INTERESTED DIRECTOR TRANSACTIONS

     Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

                        LOANS TO DIRECTORS AND OFFICERS
COLORADO

     The board of directors cannot make a loan to a director or officer (or any entity in which such person has an interest), or guaranty any obligation of such person or entity, until at least ten days after notice has been given to the shareholders who would be entitled to vote on the transaction if it were being submitted for shareholder approval.

DELAWARE

     The board of directors may make loans to, or guaranties for, directors and officers on such terms as they deem appropriate whenever, in the board's judgment, the loan can be expected to reasonably benefit the corporation.

                          SHAREHOLDER DERIVATIVE SUITS

     Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

COLORADO

     Provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond unless the shareholder holds at least 5% of the total shares or the market value of the shares is at least $25,000. If the shareholder is unsuccessful, the shareholder is liable for the defendant's costs and reasonable expenses, but not attorney's fees.

DELAWARE

     Delaware does not have a similar bonding requirement.

                         APPRAISAL/ DISSENTERS' RIGHTS

     Under both Delaware and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

COLORADO

     Dissenters' rights are not available to shareholders of a corporation if the merger does not require shareholder approval or if the corporation's shares are listed on a national securities exchange registered under the Federal Securities Act of 1934, or on a National Association of Securities Dealers Automated Quotations System, or there are more than 2,000 shareholders at the time of the record date for notice of the shareholders' meeting where the vote will occur. There are no dissenters' rights with respect to this proposed merger because New Frontier Media-Co's shares are listed on the Nasdaq Stock Market.

DELAWARE

     Appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

                                  DISSOLUTION
COLORADO

     For corporations formed prior to July 1, 1994, after the Board of Directors recommends a voluntary dissolution to the shareholders, it must be approved by two-thirds of all the votes entitled to be cast for each voting group, unless the Articles of Incorporation provide for a lesser number. New Frontier Media-Co's Articles of Incorporation have no such provision. In the event of such a board-initiated dissolution, Colorado law allows a Colorado corporation to include in its articles of incorporation, by-laws adopted by the shareholders or as part of the Board recommendation, a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Under Colorado law, individual shareholders may only initiate dissolution by way of a judicial proceeding.

DELAWARE

     Unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the board of directors initially approves the dissolution may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. New Frontier Media-Del's Certificate of Incorporation contains no such supermajority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of New Frontier Media-Del that had previously been approved by its Board of Directors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPANY'S REINCORPORATION IN DELAWARE.


                                 PROPOSAL FOUR
APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED ARTICLES OF INCORPORATION TO
     CREATE A CLASSIFIED BOARD OF DIRECTORS IF REINCORPORATION IS APPROVED



     The Board has recommended that if Proposal Three is approved and the Company is therefore reincorporated in Delaware, its new Articles of Incorporation provide for a classified Board of Directors.



     If this Proposal Four is approved, the initial terms of office for the Directors elected at the 2001 Annual Meeting will be three years for the Class I Directors, who will hold office until the 2004 Annual Meeting, two years for the Class II Directors, who will hold office until the 2003 Annual Meeting, and one year for the Class III Directors, who will hold office until the 2002 Annual Meeting. At each annual meeting following the 2001 annual meeting, the Class of directors whose terms expire at that meeting would be elected for a three-year term. The text of the proposed Articles of

Incorporation is attached hereto as Exhibit C. The By-Laws are attached hereto as Exhibit D. The composition of each Class of Directors if this Proposal Three adopted is set forth under Proposal One, Election of Directors.



     The Board of Directors believes that a classified Board of Directors is in the best interests of the Company and its Shareholders. Board classification will help avoid abrupt changes in the management of the Company and lend continuity and stability to the management of the Company, particularly in the event of an unsolicited tender offer. Following adoption of the classified board structure, at any given time approximately two-thirds of the members of the Board of Directors will have had prior experience as Directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy and will have a positive impact on customer and employee loyalty. The Company, however, has not historically had problems with either the continuity or stability of its Board of Directors.



     A classified Board of Directors also establishes a legal structure that encourages any potential acquiror to negotiate with the Board, rather than unilaterally attempt to gain control of the Company. The Board believes that this approach is the one most likely to result in long-term enhancement of Stockholder value.



     A classified Board of Directors, however, has certain disadvantages. Specifically, it has the effect of making it more difficult to replace incumbent directors and management, even if the reason for the desired change is inadequate performance. It will also significantly extend the time required to effect a change in control of the Board of Directors. Currently, a change in control of the Board of Directors can be made by Stockholders holding a plurality of the votes cast at a single Annual Meeting. If the Company implements a classified Board of Directors, it will take at least two Annual Meetings for even a majority of Stockholders to make a change in control of the Board of Directors.



     A classified Board of Directors may also discourage hostile takeover bids for the Company. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Because the classified Board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that Stockholders may feel would be in their best interests.



     Another disadvantage of a classified Board of Directors is that it may discourage accumulations of large blocks of our stock by purchasers whose objective is to have such stock repurchased by us at a premium. Therefore, adoption of the amendment could tend to reduce any temporary fluctuations in the market price of our stock that may be caused by such accumulations. Accordingly, our shareholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price. Because the amendment will increase the amount of time required for a takeover bidder to obtain control of the company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of our outstanding stock, a classified board may tend to discourage certain tender offers that would otherwise allow shareholders the opportunity to realize a premium over the market price of their stock.



                                 PROPOSAL FIVE
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS



     Upon the recommendation of the Audit Committee and the approval of the Board of Directors, Singer Lewak Greenbaum & Goldstein LLP has been appointed to serve as our independent public accountants for the fiscal year ending March 31, 2002.


     Spicer, Jeffries & Co. was the principal accounting firm for the Company until December 22, 2000, at which time the Company discharged Spicer, Jeffries & Co.

     The Company anticipates that representatives of Singer Lewak Greenbaum & Goldstein LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual

Meeting, the representatives of Singer Lewak Greenbaum & Goldstein LLP will be afforded an opportunity to make a statement if they so desire. Representatives of Spicer, Jeffries & Co. are not expected to attend the Annual Meeting.

     Spicer, Jeffries & Co.'s Annual Report covering the two fiscal years ended March 31, 2000 and 1999 did not include an adverse opinion or disclaimer of opinion, and was not qualified as to the audit scope or accounting principles. The opinions, however, did include an emphasis of a matter relating to uncertainty as to the litigation disclosed.


     In connection with the audits of the two most recent fiscal years and during any subsequent interim periods preceding the termination of Spicer, Jeffries & Co., there did not develop any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure between such former independent certified accountants and management of the Company or other reportable events which have not been resolved to the Company's former independent certified accountants' satisfaction. Spicer, Jeffries & Co. had been the Company's independent certified accountants since approximately June, 1991.



     If our shareholders do not ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP, the Board of Directors may appoint other independent public accountants upon the recommendation of the Audit Committee.



THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S AUDITORS FOR THE 2002 FISCAL YEAR.


SHAREHOLDER PROPOSALS

     All shareholder proposals which are intended to be presented at the 2002 Annual Meeting of Shareholders of the Company must be received by the Company no later than April 1, 2002, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Michael Weiner
                                          Secretary

Dated: July 23, 2001

                                                                       EXHIBIT A



                            NEW FRONTIER MEDIA, INC.
                           2001 INCENTIVE STOCK PLAN



     1. STATEMENT OF PURPOSE OF PLAN. The purpose of the Plan is to promote the long-term growth and profitability of the Company and to enable the Company to attract, retain, and reward those individuals whose present and potential contributions are important to the success of the Company and its Affiliates, by offering them an opportunity to participate in the Company's future performance through the award of Options. Capitalized terms not defined in the text are defined in Section 2 below.



     2. DEFINITIONS. Except where the context indicates otherwise, the following definitions shall apply:



     (a) "Affiliate" means any parent or subsidiary corporation as defined in Sections 424(e) and 424(f) of the Code.



     (b) "Board" means the Board of Directors of the \ Company.



     (c) "Change in Control" means (i) any sale, exchange, or other disposition of substantially all of the Company's assets, or (ii) any merger, share exchange, consolidation, or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Company's shareholders become entitled to receive cash, securities of the Company other than voting common stock, or securities of another issuer.



     (d) "Code" means the Internal Revenue Code of 1986, as amended, or any successor provision.



     (e) "Committee" means the committee appointed by the Board to administer the Plan, or if no such committee is appointed, the Board.



     (f) "Company" means New Frontier Media, Inc., a Colorado corporation, any successor corporation thereto, and any corporation that assumes the Plan.



     (g) "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.



     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.



     (i) "Exercise Price" means the price at which a Participant may purchase Shares upon exercise of the Option.



     (j) "Fair Market Value" of a share of the Company's Common Stock for any purpose on a particular date shall be the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the

Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulation under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institution in the State of New York are closed.



     (k) "Option" means an award of an option to purchase Shares pursuant to
Section 6 of the Plan.



     (l) "Participant" means a person who has been granted Options pursuant to the Plan.



     (m) "Plan" means the New Frontier Media, Inc. 2001 Incentive Stock Plan, as amended from time to time.



     (n) "Shares" or "Common Stock" means the shares of the Company's common stock reserved for issuance under the Plan, subject to the adjustments described in Section 5 below.



     (o) "Stock Grant Agreement" means, with respect to Options granted under the Plan, the signed written agreement between the Company and each Participant setting forth the terms and conditions of the grant of the Options.



     3. ADMINISTRATION OF THE PLAN.



     (a) Procedure. The Plan shall be administered by the Committee, subject to the following procedures and such other administrative guidelines adopted from time to time by the Committee:



          (i) Any member of the Committee may resign upon advance written notice to the Board. In addition, the Board shall have the authority to remove, replace, or fill any vacancy of any member of the Committee upon advance written notice to the Committee and the affected member.



          (ii) Members of the Committee or Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Option to him or her.



          (iii) The Committee shall meet at such times and places upon such notice as it may determine. A majority of the Committee shall constitute a quorum at any meeting thereof and the acts of a majority of the members present or acts approved in writing by a majority of the entire Committee without a meeting will be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver such documents on behalf of the Committee and may appoint and compensate agents, counsel, auditors, or other specialists to aid it in the discharge of its duties.



     (b) Powers of the Committee. The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan and for the conduct of the business of the Committee as it deems necessary or advisable. In exercising its authority granted herein, the Committee shall have the power, in its sole and absolute discretion, to grant Options under the Plan, prescribe Stock Grant Agreements evidencing such Options, and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the following:
(i) determine the persons to whom Options shall be granted, and the time or times at which the Options shall be granted; (ii) determine the number of Shares to be covered by each Option; (iii) impose such terms, limitations, restrictions, and conditions upon any such Option as the Committee shall deem appropriate; (iv) modify, extend, or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the Participant without the Participant's consent; and (v) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of a Participant's employment or the date on which the Participant ceases to provide services to the Company or an Affiliate of the Company. Any action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.



     (c) Limited Liability; Indemnification. No member of the Committee shall be liable for any action or decision made or taken by him or the Committee in good faith with respect to the Plan. Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company or other professional advisors of the Company, and upon any other information or reports furnished in connection with the Plan. Each person who is or at any time serves as a member of the Committee shall be indemnified and held harmless by the Company from and against all actions taken pursuant to the Plan, including, but not limited to: (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and
(ii) any and all amounts paid by such person in satisfaction of any judgment, action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the articles of incorporation or bylaws of the Company, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.



     (d) Rule 16b-3 Requirements. The members of the Committee shall be both "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act, and outside directors (as such term is defined in Section 162(m) of the Code). The Committee shall take all action necessary to cause the Plan to be administered in accordance with the provisions of Rule 16b-3 of the Exchange Act.



     4. ELIGIBILITY AND PARTICIPATION IN THE PLAN. ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of an Affiliate of the Company. All other Options may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Affiliate of the Company provided such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Option under the Plan. A grant of any Option made in any one year shall neither guarantee nor preclude a further grant of Options to such person in that year or in subsequent years.



     5. SHARES AVAILABLE FOR THE PLAN.



     (a) Subject to Section 5(b) below, the aggregate number of Shares which may be delivered or purchased under the Plan shall not exceed Five Hundred Thousand (500,000). The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. If any Option, or portion of an Option, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered, or canceled as to any Shares, the Shares subject to such Option shall thereafter be available for the further grant of Options under the Plan.

     (b) In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, and (iii) the number of Shares subject to other outstanding Options shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded down to the nearest Share, as determined by the Committee.



     6. TERMS AND CONDITIONS OF GRANT OF OPTIONS. The Committee may grant Options to eligible persons and shall designate whether such Options shall be Incentive Stock Options within the meaning of Section 422 of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and such other terms and provisions not inconsistent with the provisions of the Plan as the Committee may determine from time to time. In addition, Options granted pursuant to the Plan shall be subject to the following terms and conditions:



     (a) Form of Option Grant. Each Option granted under the Plan shall be evidenced by a Stock Grant Agreement executed by the Company and the Participant which shall expressly identify the Option as an ISO or NQSO, state the number of Shares subject to the Option, the method and manner of exercise, and contain such other terms and provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.



     (b) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Grant Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.



     (c) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Grant Agreement; provided, however, that no Option shall be exercisable after the expiration of one hundred twenty (120) months from the date that the Option is granted, and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company (referred to as a "Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.



     (d) Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be less than One Hundred Percent (100%) of the Fair Market Value of the Shares on the date of grant; provided, however, that (i) the Exercise Price of an ISO shall not be less than One Hundred Percent (100%) of the Fair Market Value of the Shares on the date of grant, and (ii) the Exercise Price of an ISO granted to a Ten Percent Shareholder shall not be less than One Hundred Ten Percent (110%) of the Fair Market Value of the Shares on the date of grant.



     (e) Method of Exercise. Options may be exercised electronically via the Company's arrangement with E*Trade or another designee in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Participant's investment intent and access to information, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     (f) Method of Payment of Exercise Price for Shares. The electronic exercise of options via E*Trade (or another designee) shall be accompanied by full payment of the exercise price for the Shares being purchased by either of the following means or a combination thereof: (i) cash funded to the Participant's E*Trade (or other designee) brokerage account or (ii) provided that a public market exists for the Shares, through a "same day sale" or "cashless exercise" commitment from the Participant and E*Trade (or other designee) whereby the Participant irrevocably elects to exercise the Option and to sell all or a portion of the Shares so purchased to pay for the exercise price, and the approved licensed broker-dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.



     (g) Termination. The exercise of an Option shall be subject to the following:



          (i) If the Participant is terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable on the date on which the Participant ceased to provide services to the Company or any Affiliate (the "Termination Date") no later than ninety (90) days after the Termination Date (or such shorter time period as may be specified in the Stock Grant Agreement), but in any event no later than the expiration date of the Options.



          (ii) If the Participant is terminated because of death or Disability (or if the Participant dies within three (3) months of such termination), then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Grant Agreement), but in any event no later than the expiration date of the Options.



     (h) Limitations on Exercise. The Committee may, in its sole discretion, specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.



     (i) Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.



     (j) Modification, Extension or Renewal. The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution thereof, provided that any such action may not, without the written consent of the Participant, impair any of the Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed, or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6(d) of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     (k) No Disqualification. Notwithstanding any other provision in the Plan to the contrary, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.



     7. TAX WITHHOLDING. In the event that the grant and/or the exercise of an Option results in a taxable event to the Participant which is subject to federal or state income tax withholding, then the Participant shall make arrangements satisfactory to the Company regarding the payment of taxes of any kind required by law to be withheld with respect to the grant or exercise of the Option or the disposition of Shares subject to the Option. In that regard, the Company shall, to the extent permitted by law, have the right to deduct such taxes from any payment(s) of any kind otherwise due to the Participant.



     8. PRIVILEGES OF STOCK OWNERSHIP. No Participant shall have any of the rights of a shareholder with respect to any Shares attributable to an Option unless and until the Option is exercised and the Shares shall have been issued and delivered to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.



     9. TRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be assignable or transferable by the Participant except by will or the laws of descent and distribution. Options may be exercised during the lifetime of the Participant only by the Participant, or during the period the Participant is under a legal disability, by the Participant's guardian or legal representative.



     10. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed.



     11. EXCHANGE OF OPTIONS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options.



     12. EFFECT OF PLAN ON EMPLOYMENT.



     (a) No Right to Employment. Nothing contained in the Plan, any Options granted under the Plan, or the Stock Grant Agreement shall confer upon or be deemed to confer upon any Participant the right to be continued in the employ of, or other relationship with, the Company or Affiliate of the Company or limit or interfere in any way with the right of the Company or Affiliate of the Company to terminate any Participant's employment or other relationship at any time, with or without cause.



     (b) Status of Continuous Employment. For any Participant who is an employee of the Company or an Affiliate of the Company, the transfer of a Participant among the Company's Affiliates shall not be considered a termination of employment. In addition, a Participant shall not be considered to have terminated employment if he is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship. In such case, the employment relationship shall be continued until the date when the Participant's right to re-employment shall no longer be guaranteed either by law or by contract.



     13. CORPORATION TRANSACTIONS.



     (a) Assumption or Replacement of Options by Successor. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Options granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (ii) a dissolution or liquidation of the Company,
(iii) the sale of substantially all of the assets of the Company, or (iv) any other transaction to which Section 424(a) of the Code applies wherein the shareholders of the Company give up all of their equity interest in the Company, any or all outstanding Options may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property.



     (b) Expiration of Options. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in Section 13(a) above, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Options as provided above, or there is no successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Stock Grant Agreement, the Options shall expire on a date at least twenty (20) days after the Board gives written notice to Participants specifying the terms and conditions of such termination.



     (c) Other Treatment of Options. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 13, in the event of the occurrence of any transaction described in Section 13(a), any outstanding Options shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other corporate transaction.



     (d) Assumption of Options by the Company. The Company, from time to time, may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either
(i) granting Options under the Plan in substitution of such other company's award, or (ii) assuming such option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the
Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.



     (e) Acceleration of Options. The Committee may, in its sole discretion, grant Options to certain persons under which the vesting will accelerate upon the occurrence of a transaction described in Section 13(a) above.



     (f) Change in Control. In the event of a Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the Participants. Such action may include, by way of example, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with Participants for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Shares of the Company are proposed to be delivered in exchange for or with respect to Shares of the Company, arrangements providing that any Option shall become one or more Options with respect to such other equity security.



     14. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Plan shall be approved by the shareholders of the

Company, consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to the Plan; provided, however, that no Option may be exercised prior to initial shareholder approval of the Plan. In the event that shareholder approval is not obtained within the time period provided herein, all Options granted hereunder shall be cancelled.



     15. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.



     16. AMENDMENT OR TERMINATION OF THE PLAN. The Board may modify, amend, or terminate the Plan at any time in any respect, including, without limitation, amendment of any form of Stock Grant Agreement or instrument to be executed pursuant to the Plan, except that no such modification, amendment, or termination shall become effective without prior approval of the shareholders of the Company if approval is required by Section 422 of the Code or Treasury Regulations promulgated thereunder, the Company's bylaws or articles of incorporation, or other provisions of applicable law. The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by the requirements of federal or state laws.



     17. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.



     18. GOVERNMENT AND OTHER REGULATIONS. This Plan, the granting and exercise of any Options hereunder, and the obligation of the Company to sell and deliver Shares upon the exercise of Options, shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be deemed necessary or appropriate by the Committee.



     19. NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan (including, without limitation, determinations of persons who are granted Options, the form, amount, and timing of such Options, vesting of the Shares subject to the Options, and the Stock Grant Agreements evidencing the same) need not be uniform and may be made selectively by the Committee among persons who receive, or are eligible to receive, Options under the Plan, regardless of whether such persons are similarly situated.



     20. COMPLIANCE WITH SECURITIES LAW.



     (a) General Compliance Standards. Each Option granted hereunder shall be subject to any provision necessary to ensure compliance with federal and state securities laws. An Option shall not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

     (b) Participant Representations. The Committee may require that a Participant, as a condition to the exercise of an Option and as a condition to the delivery of any certificates for the Shares acquired pursuant to the exercise of the Option, provide to the Company a written representation that the Shares shall be acquired by the Participant solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration. The Company may also require a Participant to submit such other written representations as necessary to permit the Company to comply with federal and state securities laws in connection with the grant of the Option and issuance of the Shares.



     21. GOVERNING CORPORATE DOCUMENTS. The Plan is subject to the articles of incorporation and bylaws of the Company, as the same may from time to time be amended.



     22. GOVERNING LAW. The Plan and all agreements, documents, and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law pertaining to conflict of laws.



                                        NEW FRONTIER MEDIA, INC.
                                        By: /s/ Michael Weiner
                                           Executive Vice President

                                                                       EXHIBIT B


                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") is made and entered into on September __, 2001, pursuant to Section 7-111-104 of the Colorado Business Corporation Act (the "CBCA") and Section 253 of the General Corporation Law of the State of Delaware (the "DGCL") by and between New Frontier Media, Inc., a Colorado corporation (the "Parent Corporation"), and New Frontier Media, Inc., a Delaware corporation (the "Subsidiary Corporation"), being sometimes referred to herein individually as the "Constituent Corporation" and collectively as the "Constituent Corporations."


                                  WITNESSETH:

     WHEREAS, the Parent Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado with an authorized capital stock consisting of 50,000,000 shares of common stock, $.0001 par value (the "Parent Corporation Common Stock") and 5,000,000 shares of preferred stock, $.10 par value (the "Parent Corporation Preferred Stock"), of which [21,086,680] shares of Parent Corporation Common Stock are issued and outstanding on the date hereof and no shares of Parent Corporation Preferred Stock are issued and outstanding on the date hereof; and

     WHEREAS, the Subsidiary Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with an authorized capital stock consisting of 50,000,000 shares of common stock $.0001 par value (the "Subsidiary Corporation Common Stock") and 5,000,000 shares of preferred stock $.10 par value (the "Subsidiary Corporation Preferred Stock"), of which one share of the Subsidiary Corporation Common Stock is issued and outstanding on the date hereof and held by the Parent Corporation; and

     WHEREAS, the Board of Directors of the Parent Corporation has determined that, for purposes of effecting the reincorporation of the Parent Corporation in the State of Delaware, it is advisable and in the best interests of the Parent Corporation that the Parent Corporation merge with and into the Subsidiary Corporation upon the terms and conditions set forth herein; and

     WHEREAS, the respective Boards of Directors of the Constituent Corporations have authorized and approved the merger of the Parent Corporation with and into the Subsidiary Corporation subject to and upon the terms and conditions of this Merger Agreement (the "Merger") and Section 7-111-104 of the CBCA and Section 253 of the DGCL, and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to their respective shareholders for approval; and

     WHEREAS, it is the intention of the Constituent Corporations that the Merger shall be a tax free reorganization within the meaning of Section 368 (a)
(1) (F) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE in consideration of the premises, which are hereby incorporated into the terms hereof, and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of effectuating the same, and other details and provisions that are deemed desirable, the parties have agreed and do hereby agree, subject to the terms and conditions set forth as follows:

                                   ARTICLE I.
                                TERMS OF MERGER

     1.1 MERGER. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of Section 7-111-104 et seq. of the CBCA,
Section 253 of the DGCL and Section

368(a)(1)(F) of the Code, the Parent Corporation shall be merged with and into the Subsidiary Corporation, which shall be sometimes referred to herein as the "Surviving Corporation" upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

     1.2 APPROVAL OF SHAREHOLDERS. This Merger Agreement shall be submitted as promptly as practicable to the respective shareholders of the Parent Corporation and the Subsidiary Corporation as provided by the CBCA and the DGCL. After adoption and approval of the Merger by the respective shareholders of the Parent Corporation and the Subsidiary Corporation, and provided this Merger Agreement is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the applicable provisions of the CBCA and a Certificate of Merger shall be filed in accordance with the applicable provisions of the DGCL.

     1.3 FILINGS AND EFFECTIVENESS. As soon as practicable following the date of execution hereof, the Parent Corporation and the Subsidiary Corporation will cause (i) the Articles of Merger along with any other required document to be filed with the Secretary of State of the State of Colorado pursuant to Sections 7-111-105 and 107 of the Colorado Business Corporation Act, and (ii) the Certificate of Ownership and Merger along with any other required document to be filed with the Office of the Secretary of the State of Delaware pursuant to
Section 253 of the DGCL. The Merger shall become effective when the last to occur of the following actions shall have been completed:

     (a) This Merger Agreement and the Merger shall have been adopted and approved by the shareholders of each of the Constituent Corporations in accordance with the requirements of the CBCA and the DGCL;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement shall have been satisfied or duly waived;

     (c) An executed Articles of Merger meeting the requirements of the CBCA shall have been filed with the Secretary of State of the State of Colorado and said Secretary of State shall have issued an Articles of Merger for a period of 90 days, and the surviving corporation shall have performed all other requirements of Section 7-111-107 of the CBCA; and

     (d) An executed Certificate of Ownership and Merger meeting the requirements of the DGCL shall have been accepted for recording by the Secretary of the State of Delaware and said Secretary of State shall have issued a Certificate of Ownership and Merger.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.4 EFFECT OF MERGER. The presently issued and outstanding shares of capital stock of the Parent Corporation shall be converted on a one-for-one basis into shares of the capital stock of the same class of the Surviving Corporation.

     The Subsidiary Corporation, as the Surviving Corporation in the Merger, will continue to be governed by the laws of the State of Delaware and the separate corporate existence of the Subsidiary Corporation and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as a corporation organized under the DGCL will continue unaffected and unimpaired by the merger.

     At the close of business on the Effective Date of the Merger, the existence of the Parent Corporation as a distinct entity shall cease. At that time all rights, franchises and interests of the Parent Corporation, respectively, in and to every type of property, whether real, personal or mixed, of the Parent Corporation and the Subsidiary Corporation, and all debts due to the Parent Corporation or the Subsidiary Corporation on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in the Subsidiary Corporation. All property, rights, privileges, powers and franchises, and all and every other interest of the Parent Corporation or the Subsidiary Corporation as of the Effective Date of the Merger, including, but not limited to, all patents, trademarks, licenses, registrations, and all other intellectual properties, shall thereafter be the property of the Subsidiary Corporation to the same extent and effect as such was of the respective Constituent

Corporations prior to the Effective Date of the Merger, and the title to any real estate vested by deed or otherwise in the Parent Corporation and the Subsidiary Corporation shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of the Parent Corporation or the Subsidiary Corporation shall thenceforth attach to the Subsidiary Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by the Subsidiary Corporation. Neither the rights of creditors nor any liens or security interests upon the property of either of the Constituent Corporations shall be impaired by the Merger.

     The Subsidiary Corporation shall carry on business with the assets of the Parent Corporation and the Subsidiary Corporation. The established offices and facilities of the Parent Corporation immediately prior to the Merger shall become the established offices and facilities of the Subsidiary Corporation.

     The presently issued and outstanding shares of the common stock, $.0001 par value of the Subsidiary Corporation, issued to the Parent Corporation, shall be cancelled.

     All corporate acts, plans, employee benefits, policies, resolutions, approvals and authorizations of the shareholders, board of directors, committees elected or appointed by the Board of Directors, officers and agents of the Parent Corporation, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Parent Corporation. The employees of the Parent Corporation shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Parent Corporation.

     1.5 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The Certificate of Incorporation of the Subsidiary Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     1.6 BY-LAWS OF SURVIVING CORPORATION. The By-Laws of the Subsidiary Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until altered, amended or repealed as provided in the By-Laws or as provided by applicable law.

     1.7 DIRECTORS OF SURVIVING CORPORATION. The directors of the Parent Corporation as of the Effective Date of the Merger shall be and become the directors of the Surviving Corporation.

     1.8 OFFICERS OF SURVIVING COMPANY. The officers of the Parent Corporation as of the Effective Date of the Merger shall be and become the officers of the Surviving Corporation.

                                  ARTICLE II.
                              CONDITIONS TO MERGER

     The obligations of the Constituent Corporations to consummate the Merger are subject to satisfaction of the following conditions:

     2.1 AUTHORIZATION. The holders of at least two-thirds of the outstanding shares of the Parent Corporation Common Stock shall have approved this Merger Agreement and the Merger. All necessary action shall have been taken to authorize the execution, delivery and performance of this Merger Agreement by each of the Constituent Corporations.

                                  ARTICLE III.
                               GENERAL PROVISIONS

     3.1 BINDING AGREEMENT. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

     3.2 AMENDMENTS. The Board of Directors of the Parent Corporation and the Subsidiary Corporation may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either the Parent Corporation or the Subsidiary Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Parent Corporation or the Subsidiary Corporation,
(ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Parent Corporation or the Subsidiary Corporation.

     3.3 FURTHER ASSURANCES. From time to time, as and when required by the Subsidiary Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Parent Corporation such deeds and other instruments, and there shall be taken or caused to be taken by the Parent Corporation such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Subsidiary Corporation the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Parent Corporation and otherwise to carry out the purposes of this Merger Agreement. The Officers and Directors of the Subsidiary Corporation are fully authorized in the name and on behalf of the Parent Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

     3.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Parent Corporation or the Subsidiary Corporation, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of the Parent Corporation or the Subsidiary Corporation, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.

     3.5 GOVERNING LAW. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CBCA.


     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the ___ day of September, 2001.


ATTEST:                                           NEW FRONTIER MEDIA, INC.,
                                                  a Colorado corporation

By:                                               By:
   Michael Weiner, Secretary                      Mark Kreloff
                                                  Chairman and Chief Executive Officer

ATTEST:                                           NEW FRONTIER MEDIA, INC.,
                                                  a Delaware corporation

By:                                               By:
   Michael Weiner, Secretary                      Mark Kreloff
                                                  Chairman and Chief Executive Officer

                                                                       EXHIBIT C

                          CERTIFICATE OF INCORPORATION
                                       OF
                            NEW FRONTIER MEDIA, INC.

     FIRST: The name of the corporation is: NEW FRONTIER MEDIA, INC.

     SECOND: The address of its registered office in the State of Delaware is to be located at The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of stock which the corporation shall have authority to issue is FIFTY MILLION (50,000,000) shares of Common Stock, par value $.0001 per share (the "Common Stock"), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $.10 per share (the "Preferred Stock").

     The Preferred Stock of the corporation shall be issued by the Board of Directors of the corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the corporation may determine, from time to time.

     The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

     Shares of Common Stock and Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

     FIFTH: The name and mailing address of the sole incorporator is as follows:

             NAME                              MAILING ADDRESS
------------------------------     ---------------------------------------
Hank Gracin                        Lehman & Eilen LLP
                                   50 Charles Lindbergh Boulevard,
                                   Suite 505
                                   Uniondale, New York 11553

     SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation.

     SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the corporation. Elections of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

     EIGHTH: The affairs and management of the Corporation shall be under the control of our Board of Directors. The number of directors of the Corporation that shall constitute the Board of Directors shall not be less than three nor more than ten, except that the Corporation may have fewer than three Board members in accordance with the General Corporation Law of Delaware. The number of directors shall be fixed, from time to time and within the limits prescribed herein, by resolution adopted by the affirmative vote of the Corporation's Board of Directors.

     The Board of Directors shall be divided into three classes, which shall be denominated as Class I, II and III. The initial term of office of Class I directors shall expire at the annual meeting of shareholders to be held in 2004 and until their respective successors are duly elected and qualified or until their resignation or removal, and the initial Class I shall consist of three directors. The initial term of office of Class II directors shall expire at the annual meeting of shareholders to be held in 2003 and until their respective successors are duly elected and qualified, or until their resignation or removal, and the initial Class II shall consist of two directors. The initial term of office of Class III directors shall expire at the annual meeting of the shareholders to be held in 2002 and until their respective successors are duly elected and qualified, or until their resignation or removal, and the initial Class III shall consist of two directors. Subject to the foregoing, at each annual meeting of shareholders, commencing at the annual meeting to be held in 2002, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be duly elected and qualified, or until their resignation or removal. In the event that the number of directors is increased or decreased by resolution of the Board of Directors, the Board shall specify in such resolution which class of directors shall be correspondingly increased or decreased, as the case may be, so that the classes shall be as nearly equal in number as possible.

     Any director may only be removed for cause and only by the vote of a majority of the entire Board of Directors.

     NINTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corpora-tion or of any creditor or stockholder thereof or on the applica-tion of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockhold-ers, of this corporation, as the case may be, and also on this corporation.


     TENTH: The corporation shall to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended or supplemented, or by any successor thereto, indemnify and reimburse any and all persons whom it shall have the power to indemnify under said Section from and against any and all of the expenses, liabilities or other matters referred to in, or covered by said Section. Notwithstanding the foregoing, the indemnification provided for in this Article ELEVENTH shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any By-law of the corporation, agreement, vote of stockholders or disinterested directors or otherwise.



     ELEVENTH: No director of this corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of a fiduciary duty as a director, except for liability (i) for any breach of a director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law as the same exists or hereafter may be amended or (iv) for any transaction from which the director derived an improper benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then liability of a director of the corporation, in addition to limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of directors of the corporation existing at the time of such repeal or modification.



     IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, hereby declare and certify the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of September, 2001.


________________________________________________
                  Hank Gracin

                                                                       EXHIBIT D

                                    BY-LAWS
                                       OF
                            NEW FRONTIER MEDIA, INC.

                                   ARTICLE I
                                  STOCKHOLDERS

     SECTION 1.1. Annual Meetings. An Annual Meeting of stockholders shall be held for the election of Directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the Annual Meeting.

     SECTION 1.2. Special Meetings. Special meetings of stockholders may be called at any time by the Chairman or Co-Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting. A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

     SECTION 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

     SECTION 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     SECTION 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman or Co-Chairman of the Board, if any, or in the absence of the Chairman or Co-Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 1.7. Voting; Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. With respect to other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the certificate of incorporation) the Board of Directors may require a larger vote upon any such matter. Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

     SECTION 1.8. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stock-holders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     SECTION 1.9. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     SECTION 1.10. Consent of Stockholders in Lieu of Meeting. Any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE II
                               BOARD OF DIRECTORS

     SECTION 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation. The Board shall consist of not less than three nor more than ten directors. The Board of Directors shall be authorized to change its size from time to time upon the majority vote of the stockholders. Directors need not be stockholders.

     SECTION 2.2. Election; Term of Office; Resignation; Removal; Vacancies. The directors shall be divided into three classes, each such class to be as nearly equal as possible in number of directors to each other class. The first term of office of directors of the first class shall expire at the third Annual Meeting after their election as members of such first class, and thereafter such terms shall expire on each three year anniversary of such date; the term of office of the directors of the second class shall expire on the second year anniversary of the first Annual Meeting after their election as members of such second class, and thereafter such terms shall expire on each three year anniversary of such date; the term of office of the directors of the third class shall expire on the first year anniversary of the first Annual Meeting after their election as members of such third class, and thereafter such terms shall expire on each three year anniversary of such date. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director may be removed for cause only by the vote of a majority of the entire Board of Directors. Unless otherwise provided in the certificate of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director.

     SECTION 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

     SECTION 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman or Co-Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

     SECTION 2.5. Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

     SECTION 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

     SECTION 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman or Co-Chairman of the Board, if any, or in the absence of the Chairman or Co-Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 2.8. Action by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     SECTION 2.9. Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors.

                                  ARTICLE III
                                   COMMITTEES

     SECTION 3.1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these by-laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     SECTION 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to
Article II of these by-laws.

                                   ARTICLE IV
                                    OFFICERS

     SECTION 4.1. Officers; Election. As soon as practicable after the Annual Meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board, Co-Chairman of the Board and Vice Chairman of the Board. The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

     SECTION 4.2. Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resignation at any time upon written notice to the Board or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effect. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board any regular or special meeting.

     SECTION 4.3. Chairman of the Board. The Chairman of the Board or Co-Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

     SECTION 4.4. Vice Chairman of the Board. In the absence of the Chairman or Co-Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

     SECTION 4.5. President. In the absence of the Chairman of the Board, Co-Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

     SECTION 4.6. Vice Presidents. The Vice President or Vice Presidents, at the request or in the absence of the President or during the President's inability to act, shall perform the duties of the

President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties. The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

     SECTION 4.7. Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

     SECTION 4.8. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

     SECTION 4.9. Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

                                   ARTICLE V
                                     STOCK

     SECTION 5.1. Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, Co-Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     SECTION 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VI
                                 MISCELLANEOUS

     SECTION 6.1. Fiscal Year. The fiscal year of the Corporation shall end in March of each calendar year unless otherwise determined by the Board of Directors.

     SECTION 6.2. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     SECTION 6.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the cer-tificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

     SECTION 6.4. Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. For purposes of this by-law, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

     SECTION 6.5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

     SECTION 6.6. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     SECTION 6.7. Amendment of By-Laws. These by-laws may be amended, altered or repealed, upon the affirmative vote of at least two-thirds (2/3) of the directors then serving.

                            NEW FRONTIER MEDIA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby constitutes and appoints Mark Kreloff and Michael Weiner, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of New Frontier Media, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on September 11, 2001 at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, CO 80021 at 10:00 a. m., Mountain Daylight Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR STOCK IS TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES        I plan to attend
REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.                                the meeting
                                                                                                                     / /
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR"
ITEMS 2, 3, 4 AND 5.



ITEM 1 -- Election of Directors

      CLASS I (2004)*                    CLASS II (2003)*                      CLASS III (2002)*
       Mark H. Kreloff                   Alan Isaacman                         Bradley Weber
       Michael Weiner                    Hiram J. Woo                          Koung Y. Wong
       Edward J. Bonn

*If Proposal No. 4 is not approved by the shareholders, each director is to be elected for a term of office that will expire at the annual meeting to be held in 2002.

            FOR ALL NOMINEES                  WITHHOLD AUTHORITY               Withheld for the following only:
          With exceptions noted                FOR ALL NOMINEES                (Write the name(s) of the Nominee(s) in the space
                   / /                                / /                      below)
                                                                               -------------------------------------------------

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

ITEM 2 -- Approval of the Company's 2001 Incentive       FOR        AGAINST     ABSTAIN
Stock Option Plan.                                       / /          / /         / /
ITEM 3 -- Approval of the Company's Reincorporation      FOR        AGAINST     ABSTAIN
in Delaware                                              / /          / /         / /
*Including amendments to the By-Laws regarding
special meetings and further amendments to the
By-Laws.
ITEM 4 -- Approval of the Amendment to the Company's
Articles of Incorporation to create a classified         FOR        AGAINST     ABSTAIN
Board of Directors.                                      / /          / /         / /
ITEM 5 -- Ratification of the selection of Singer
Lewak Greenbaum & Goldstein LLP as the Company's         FOR        AGAINST     ABSTAIN
independent auditors for the 2002 fiscal year.           / /          / /         / /
ITEM 6 -- In their discretion, the proxies are
authorized to vote upon such other business as may
properly come before the Annual Meeting.



DATED: ___________________________________________________________________, 2001


--------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)


--------------------------------------------------------------------------------
                                     Title
Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

           Please mark your choice like this /X/ in blue or black ink.